UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 29, 2012, the Company completed the sale of Riverboat Corporation of Mississippi, a wholly owned subsidiary with casino operations in Biloxi, Mississippi.  Cash proceeds from the sale were approximately $41.5 million, subject to a final working capital adjustment.  Following completion of this transaction, the registrant has no continuing casino operations in Biloxi, Mississippi.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company include adjustments to the Company’s historical financial statements to reflect the disposition of its Biloxi, Mississippi casino operations under its subsidiary, Riverboat Corporation of Mississippi.

The historical financial information of the company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 29, 2012 and its Quarterly Report on From 10-Q for the quarter ended October 28, 2012.  The unaudited pro forma balance sheet was prepared as if the disposition occurred as of October 28, 2012.  The unaudited pro forma consolidated statements of operations for the fiscal years ended April 29, 2012, April 24, 2011 and April 25, 2010, and the six months ended October 28, 2012, were prepared as if the disposition of Riverboat Corporation of Mississippi occurred as the 1st day of each presented period.  The pro forma adjustments are based on factually supportable available information.

The unaudited pro forma statements presented do not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Isle of Capri Casinos, Inc. Unaudited Pro Forma Financial Information
99.2	Press Release, dated November 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: December 4, 2012	By:	/s/ Dale R. Black
	Name:	Dale R. Black
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Isle of Capri Casinos, Inc. Unaudited Pro Forma Financial Information
99.2	Press Release, dated November 30, 2012